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2 Disclaimer Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about our future results of operations and financial position, our operational performance, our anticipated growth and business strategy, our anticipated development, commercialization, and market adoption of Microvast's KAF™ ("Kids Are Future") integrated electric powertrain solution, our future capital expenditures and debt service obligations, the projected costs, prospects and plans and objectives of management for future operations, including regarding expected growth and demand for our products and introduction of new products, the adoption of such offerings by customers, our expectations relating to backlog, pipeline and contracted backlog, current expectations relating to legal proceedings and impacts and benefits from the Inflation Reduction Act of 2022 as well as any other proposed or recently enacted legislation. In some cases, you may also identify forward-looking statements by words such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan,” “project,” “predict,” “outlook,” “should,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Such forward- looking statements are based upon the current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. Actual results, performance or achievements may differ materially, and potentially adversely, from any forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as forward-looking statements are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof except as may be required under applicable securities laws. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Microvast’s annual, quarterly and other filings with the U.S. Securities and Exchange Commission identify, address and discuss these and other factors in the section entitled “Risk Factors.” Non-GAAP Financial Measures This presentation contains EBITDA, adjusted EBITDA, and adjusted net profit/loss, which are non-GAAP financial measures. EBITDA is defined as net profit/(loss) excluding depreciation and amortization, interest expense, interest income, and income tax expense or benefit. Non-GAAP adjusted EBITDA is defined as net profit/loss excluding depreciation and amortization, non-cash settled share-based compensation (“SBC”) expense, interest expense, interest income, changes in fair value of our warrant and convertible loan and income tax expense or benefit. Adjusted net profit/loss is GAAP net profit/loss as adjusted for non-cash stock-based compensation expense and changes to the valuation of warrant liabilities and convertible loan. In addition to Microvast's results determined in accordance with GAAP, Microvast's management uses these non-GAAP financial metrics to evaluate the company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Microvast's operating performance. We believe that the use of these non-GAAP metrics provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, non-recurring items, capital expenditures, and non-cash expenses. In addition, our presentation of EBITDA, adjusted EBITDA, and adjusted net profit/loss should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of non-GAAP financial metrics may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion. Because of these limitations, these non-GAAP financial metrics should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial metrics on a supplemental basis. Investors should review the reconciliations in this presentation and not rely on any single financial measure to evaluate our business.

3 Click to edit text Microvast Snapshot Nearly 20 Years of Innovation in Electrification We strive to be a trusted global leader in sustainable energy technologies and solutions. We aspire to be the company with continued groundbreaking battery innovation across the technology stack. We aim to become a steward of electric mobility and the shift towards a cleaner, greener, and more resilient planet. § 890+ Global Patents1 Covering Our Technology § NASDAQ: MVST (Founded in 2006 in TX) § Electrifying Products Worldwide New Launches – LFP Packs & “KAF2” e-Powertrain Microvast “Kids Are Future” Powertrain § Integrated e-Powertrain: A modular system for OEM electrification – battery, charging, thermal, propulsion, auxiliaries, and safety controls. § Lowering the electric school bus price reduces reliance on subsidies. 1Patents granted or pending; held by Company and our subsidiaries as of 3/16/2026. 2Commercialization of the KAF™ platform and associated 290Ah LFP products remain subject to final product validation, vehicle-level integration with OEM partners, customer qualification, and availability of domestic manufacturing capacity and capital. 290Ah Cell LFP Packs § Lithium iron phosphate (“LFP”) cell-based battery packs as high- performance, modular battery solutions designed for a wide range of commercial and heavy- duty industrial applications.

4 Q1 2026 Overview Q1 Revenue Q1 Gross Profit & Gross Margin § Revenue – Reflects a unique set of challenges which created a year-over-year dip that we believe to be temporary. Our focus remains on bringing on capacity from Phase 3.2 as production timelines align with customer demand and we expect this capacity to contribute to a continued revenue ramp through 2026. § Gross Profit – While total gross profit decreased due to lower volumes, margins remained resilient. This demonstrates effective cost management and the ability to maintain premium positioning despite fluctuations in top-line revenue. Revenue $60.6M Gross Margin 31.6% Adj. EBITDA $(5.5)M Q1 Adjusted EBITDA Gross Profit $19.2M $36.7 $47.0 $81.4 $116.5 $60.6 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 M IL LI O N S U SD $0.0 $4.9 $17.2 $43.0 $19.2 0. 0% 10 .3% 21 .2% 36 .9% 31 .6% 0% 20% 40% 60% 80% 100% $0 $10 $20 $30 $40 $50 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 M IL LI O N S U SD Gross Profit Gross Margin $(23.1) $(7.5) $(3.7) $28.5 $(5.5) 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 M IL LI O N S U SD

5 Phase 3.2 Update Capacity Expansion Expanding our Huzhou facility with Phase 3.2 will allow us to deliver more products to more customers: ü The trial production of the HpCO-55Ah cell has successfully been completed in the electrode section. ü The assembly & formation equipment is currently undergoing material-based commissioning. Ø Expected SOP in 2026 to provide up to an additional 2GWh of capacity annually. Ø Anticipated capability of producing both current and upcoming advanced cells such as HpCO-53.5Ah/HpCO-55Ah/HnCO-120Ah.

6 Microvast KAF™ Electric Powertrain Perspective view of KAF integrated electrification components. Engineering rendering, final specifications and integration may differ. BAT HV MV-C LFP Battery Packs Long cycle life and high safety N₂ Nitrogen Generation & Storage Battery pack inerting to reduce thermal propagation risk HV HV Control Junction Box Battery HV junction / BDU for single- or double-string architecture DRV Traction Drivetrain Integrated propulsion solution AC Electric Air Compressor Electric compressor for vehicle auxiliary air system BTM Battery Thermal Management System Cooling / heating for battery operating window control EPS Electro-Hydraulic Steering Pump Electrified steering auxiliary for KAF powertrain integration OBC On-Board Charger Onboard charging for depot charging applications

7 Microvast KAF™ Electric Powertrain Perspective view of KAF integrated electrification components.

Q 1 2 0 2 6 F I N A N C I A L S

9 Q1 2026 P&L ($ in thousands) GAAP Income Statement Three Months Ended Mar. 31 2026 2025 Revenue 60,612 116,491 Cost of revenues (41,456) (73,475) Gross Profit 19,156 43,016 Gross Margin 31.6% 36.9% General and administrative expenses (12,941) (14,120) Research and development expenses (8,810) (8,248) Selling and marketing expenses (5,342) (6,799) Operating expense (27,093) (29,167) Subsidy Income 3 1,416 Profit/(loss) from operations (7,934) 15,265 Change in fair value of warrants and convertible loan 63,838 43,160 Foreign exchange (loss) gain (6,900) 3,667 Others (793) (302) Net profit 48,211 61,790 Revenue vs. Prior Year Period § Revenue decreased 48% year-over-year (“Y/Y”), primarily driven by a decrease in sales volume from approximately 536 MWh in the prior year period to approximately 274 MWh for the same period in 2026. § Gross margin decreased to 31.6% compared to 36.9% in 2025, primarily due to lower production utilization, which reduced fixed cost absorption. However, even with reduced Q1 sales volume, the margin position held strong, demonstrating technology value. Operating Expenses vs. Prior Year Period § G&A: Decrease Y/Y primarily due to reduction in allowance for credit loss from improved credit management, partially offset by an increase in professional fees. § R&D: Increase primarily due to expansion of our domestic presence in the U.S. § S&M: Decrease primarily from a reduction in service fees. Performance § Adjusted net loss of $14.6M for the three-month period. § Adjusted EBITDA of negative $5.5M for the three-month period.

10 Q1 2026 Revenue by Region ($ in thousands) Revenue by Region Three Months Ended Mar. 31 2026 2025 Y/Y % APAC 17,142 50,051 -66% Europe 43,236 60,050 -28% USA 234 6,390 -96% Total 60,612 116,491 -48% Three Months Ended Mar. 31 Revenue vs. Prior Year Period USA Decline year-over-year, primarily due to 1H26 revenue being brought forward into 2025 because of tariff uncertainty. Europe Decline year-over-year, primarily due to delayed roll out of OEM platform and ramp up. APAC Decline year-over-year, primarily due to geopolitical dynamics in the Korean and Indian markets, and demand shift towards lower-cost products in India. APAC, 29% Europe, 71% USA, 0% 2026 APAC, 43% Europe, 52% USA, 5% 2025

11 Cash Flow Statement ($ in thousands) Operating Cash Flow § GAAP net profit primarily benefited from a $30.2M decrease in receivables and non-cash adjustment of $8.1M in depreciation. § Decreased by a $7M increase in inventory, $44.8M decrease in net liabilities and expenses, and $63.8M from changes in fair value of warrant liability and convertible loan. Investing Activities § Net outflow of $2.8M, due to net PP&E primarily related to our Huzhou Phase 3.2 expansion. Financing Activities § $29.3M net inflow from refinancing and repayments. Foreign Exchange Impact § $1M positive impact from exchange rate changes, reflecting global business and international exposure. Cash Position § Ended the period with $174M in cash (including restricted cash), a $4.8M increase. Condensed & Consolidated Cashflow Three Months Ended Mar. 31 2026 GAAP net profit 48,211 Operating activities: Changes in fair value of warrant liability and convertible loan (63,838) Other operating activities 5,383 Depreciation 8,082 Non-cash settled share-based compensation 1,008 Net receivables 30,187 Inventory (7,000) Net liabilities & expenses (44,829) Net cash from operating activities (22,796) Investing activities: Net PP&E (2,804) Net cash from investing activities (2,804) Financing activities: Net proceeds 51,721 Net repayments (22,396) Net cash from financing activities 29,325 Exchange rate changes 1,031 Increase (decrease) in cash, cash equivalents and restricted cash 4,756 Cash, cash equivalents and restricted cash at beginning of the period 169,238 Cash, cash equivalents and restricted cash at end of the period 173,994

O U T L O O K

13 SOP Phase 3.2 ramp up in Huzhou, followed by serial production. Expect R&D progress on additional new product launches, including our KAF solution. Anticipate 2026 localization of pack operations in Clarksville, TN. Develop New high-margin market opportunities while prioritizing commercialization and sales of our next- generation products. Expand market segments, operational efficiency, and manufacturing capacity. Maintain margin profile to achieve improved liquidity and profitability. 2026 Outlook Our Strategic Focus Accelerate the Path to Profitability Prioritize a disciplined transition to a cashflow-positive state by optimizing our R&D-to-production cycles and operational execution. Scale with Margin Integrity As we expand our global manufacturing footprint to meet market demand, our primary objective is to maintain a strong gross margin profile through manufacturing excellence. Drive High-Value Market Capture Accelerate revenue growth by deploying our latest innovations into high-barrier segments where we have competitive advantages. The Path Forward: We intend to achieve these goals through relentless technical innovation, capturing new high-growth markets, and strategically expanding our global capacity.

A P P E N D I X

15 Non-GAAP Reconciliations ($ in thousands) Three Months Ended Mar. 31 2026 2025 Revenues 60,612 116,491 Cost of revenues (41,456) (73,475) Gross profit (GAAP) 19,156 43,016 Gross margin 31.6% 36.9% Non-cash settled share-based compensation (included in cost of revenues) 41 62 Adjusted gross profit (non-GAAP) 19,197 43,078 Adjusted gross margin (non-GAAP) 31.7% 37.0% Three Months Ended Mar. 31 2026 2025 General and administrative expenses (12,941) (14,120) Research and development expenses (8,810) (8,248) Selling and marketing expenses (5,342) (6,799) Operating expenses (GAAP) (27,093) (29,167) Non-cash settled share-based compensation (included in Operating expenses) 967 641 Adjusted operating expenses (non-GAAP) (26,126) (28,526)

16 Non-GAAP Reconciliations ($ in thousands) Three Months Ended Mar. 31 2026 2025 Net profit (GAAP) 48,211 61,790 Changes in fair value of warrant and convertible loan* (63,838) (43,160) Non-cash settled share-based compensation* 1,008 703 Adjusted net (loss) profit (non-GAAP) (14,619) 19,333 *The tax effect of the adjustments was nil. Three Months Ended Mar. 31 2026 2025 Net profit (GAAP) 48,211 61,790 Interest expense, net 845 1,011 Depreciation and amortization 8,280 8,177 EBITDA (non-GAAP) 57,336 70,978 Changes in fair value of warrant liability and convertible loan (63,838) (43,160) Non-cash settled share-based compensation 1,008 703 Adjusted EBITDA (non-GAAP) (5,494) 28,521